UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 9, 2007
                        (Date of Earliest Event Reported)


                        GLOBAL CASH ACCESS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                   001-32622               20-0723270
  (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
       of Incorporation)                                  Identification No.)



          3525 East Post Road, Suite 120
                Las Vegas, Nevada                                    89120
         (Address of Principal Executive Offices)                 (Zip Code)



                                 (800) 833-7110
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On August 8, 2007, Global Cash Access Holdings, Inc. (the "Company"), together with its wholly-owned subsidiary Global Cash Access, Inc., entered into Amendment No. 2 to Second Amended and Restated Credit Agreement (the "Amendment") with Bank of America, N.A., as Administrative Agent, which amended certain terms of the Second Amended and Restated Credit Agreement, dated as of November 1, 2006 and amended by Amendment No. 1 thereto dated June 22, 2007 (the "Credit Agreement"). The Amendment increased to $30 million the aggregate amount that the Company is permitted to invest in Arriva Card, Inc.
         The foregoing description does not purport to be complete and is qualified by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.02.  Results Of Operations And Financial Condition.

         On August 9, 2007, Global Cash Access Holdings, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. This Item
2.02 and the attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission. The information contained in Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits

Exhibit No.             Document
----------------------  --------------------------------------------------------

10.1 Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of August 8, 2007, by and among Global Cash Access Holdings, Inc., Global Cash Access, Inc. and Bank of America, N.A., as Administrative Agent

99.1 Press Release announcing results of operations for the quarter ended June 30, 2007.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GLOBAL CASH ACCESS HOLDINGS, INC.

Date:  August 9, 2007              By:  /s/ Kirk Sanford
                                        ----------------------------------------
                                        Kirk Sanford
                                        Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.             Document
----------------------  --------------------------------------------------------

10.1 Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of August 8, 2007, by and among Global Cash Access Holdings, Inc., Global Cash Access, Inc. and Bank of America, N.A., as Administrative Agent

99.1 Press Release announcing results of operations for the quarter ended June 30, 2007.


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